NUVEEN CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE SUMMARY PROSPECTUS DATED OCTOBER 29, 2010,

AS SUPPLEMENTED JANUARY 18, 2011

David R. Cline and James A. Colon, CFA, have been appointed co-portfolio managers of the fund. John Simmons, CFA, remains portfolio manager of the fund.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CALLOS-0511P